SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : October 27, 2003

ASSET BACKED FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated April 1, 2003 providing for the issuance of 2003-CB2 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2003-CB2).

                       ASSET BACKED FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                  333-90830-03                 75-2533468
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


100 North Tyron Sreet
Charlotte, North Carolina                                        28255
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (703) 386-2400

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of 2003-CB2 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2003-CB2 pursuant to the terms of the Pooling and Servicing Agreement, dated April 1, 2003 among Asset Backed Funding Corp., as depositor, Litton Loan Servicing LP as servicer, and JPMorgan Chase Bank, as trustee.

   On October 27, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.




Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on October 27, 2003 as Exhibit 99.1.

2003-CB2 Trust
C-BASS Mortgage  Loan  Asset-Backed  Certificates,  Series 2003-CB2
-------------------------------------------------------------------------------



SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,


Date: October 29, 2003                  By: /s/  Diane E. Wallace
                                       ------------------------------------
                                        Diane E. Wallace
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         October 27, 2003

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  October 27, 2003


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-CB2
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               October 27, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
         ORIGINAL             BEGINNING                                                                                 ENDING
             FACE              PRINCIPAL                                                   REALIZED     DEFERRED        PRINCIPAL
CLASS       VALUE               BALANCE     PRINCIPAL          INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF1      60,300,000.00    40,409,380.80      2,657,305.34     44,086.08     2,701,391.42     0.00         0.00       37,752,075.46
AF2      31,600,000.00    31,600,000.00              0.00     82,351.50        82,351.50     0.00         0.00       31,600,000.00
AF3      22,771,000.00    22,771,000.00              0.00     98,481.45        98,481.45     0.00         0.00       22,771,000.00
AV1      66,700,000.00    54,077,714.22      3,425,383.21     60,916.68     3,486,299.89     0.00         0.00       50,652,331.01
AV2      14,069,000.00    14,069,000.00              0.00     21,463.76        21,463.76     0.00         0.00       14,069,000.00
M1       15,205,000.00    15,205,000.00              0.00     63,875.63        63,875.63     0.00         0.00       15,205,000.00
M2       12,286,000.00    12,286,000.00              0.00     56,649.69        56,649.69     0.00         0.00       12,286,000.00
B1        8,393,000.00     8,393,000.00              0.00     35,509.93        35,509.93     0.00         0.00        8,393,000.00
B2        4,258,000.00     4,258,000.00              0.00     21,225.41        21,225.41     0.00         0.00        4,258,000.00
N        12,900,000.00     7,964,412.30        910,337.49     58,604.80       968,942.29     0.00         0.00        7,054,074.81
R                 0.00             0.00              0.00          0.00             0.00     0.00         0.00                0.00
TOTALS  248,482,000.00   211,033,507.32      6,993,026.04    543,164.93     7,536,190.97     0.00         0.00      204,040,481.28

AIO      92,000,000.00    71,000,000.00              0.00    206,638.79       206,638.79        0.00         0.00    68,000,000.00
X                 0.00             0.00              0.00          0.00             0.00        0.00         0.00             0.00
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------  ------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
--------------------------------------------------------------------------------------------------  ------------------------------
                                                                                                                    CURRENT
                       BEGINNING                                                      ENDING                         PASS-THRU
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL       PRINCIPAL           CLASS          RATE
--------------------------------------------------------------------------------------------------  ------------------------------
AF1       04542BCQ3      670.13898507    44.06808192    0.73111244   44.79919436      626.07090315      AF1          1.230000 %
AF2       04542BCR1    1,000.00000000     0.00000000    2.60606013    2.60606013    1,000.00000000      AF2          3.134000 %
AF3       04542BCS9    1,000.00000000     0.00000000    4.32486276    4.32486276    1,000.00000000      AF3          5.201000 %
AV1       04542BCT7      810.76033313    51.35507061    0.91329355   52.26836417      759.40526252      AV1          1.270000 %
AV2       04542BCU4    1,000.00000000     0.00000000    1.52560665    1.52560665    1,000.00000000      AV2          1.720000 %
M1        04542BCW0    1,000.00000000     0.00000000    4.20096218    4.20096218    1,000.00000000      M1           5.052000 %
M2        04542BCX8    1,000.00000000     0.00000000    4.61091405    4.61091405    1,000.00000000      M2           5.545000 %
B1        04542BCY6    1,000.00000000     0.00000000    4.23089837    4.23089837    1,000.00000000      B1           4.770000 %
B2        04542BCZ3    1,000.00000000     0.00000000    4.98483091    4.98483091    1,000.00000000      B2           5.620000 %
N         N/A            617.39630233    70.56879767    4.54300775   75.11180543      546.82750465      N            8.830000 %
TOTALS                   849.29092377    28.14298839    2.18593270   30.32892109      821.14793538

AIO       04542BCV2      771.73913043     0.00000000    2.24607380    2.24607380      739.13043478      AIO          3.500000 %
---------------------------------------------------------------------------------------------  ----------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                               TAOHEED A AGBABIAKA
               JPMorgan Chase Bank - Structured Finance Services
                          4 NEW YORK PLAZA, 6TH FLOOR,
                         New York, New York 10004-2477
                              Tel: (212) 623-4481
                              Fax: (212) 623-5858
                     Email: taoheed.agbabiaka@jpmorgan.com
                    ---------------------------------------



Sec. 4.06(iii) O/C Amount                                                                                7,286,043.12
Sec. 4.06(iii) Targeted O/C Amount                                                                       7,286,043.12
Sec. 4.06(iii) O/C Deficiency Amount                                                                             0.00
Sec. 4.06(iii) O/C Release Amount                                                                                0.00
Sec. 4.06(iii) Monthly Excess Interest                                                                     844,387.97
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                                                             844,387.97
Sec. 4.06(iii) Extra Principal Distribution Amount                                                             113.96

Sec. 4.06(iv) Servicing Compensation                                                                             0.00

Sec. 4.06(v) Current Advances                                                                              748,722.79

Sec. 4.06(vi) Ending Collateral Balance Group 1                                                        120,323,953.84
Sec. 4.06(vi) Ending Collateral Balance Group 2                                                         83,948,495.75
Sec. 4.06(vi) Total Ending Collateral Balance                                                          204,272,449.59

Sec. 4.06(vii) Total Beginning Number of Loans                                                               1,943.00
Sec. 4.06(vii) Total Group 1 Beginning Number of Loans                                                       1,330.00
Sec. 4.06(vii) Total Group 2 Beginning Number of Loans                                                         613.00

Sec. 4.06(vii) Total Ending Number of Loans                                                                  1,897.00
Sec. 4.06(vii) Total Group 1 Ending Number of Loans                                                          1,305.00
Sec. 4.06(vii) Total Group 2 Ending Number of Loans                                                            592.00

Sec. 4.06(vii) Weighted Average Net Mortgage Rate for All Loans                                                8.77 %
Sec. 4.06(vii) Group 1 Weighted Average Net Mortgage Rate                                                      8.91 %
Sec. 4.06(vii) Group 2 Weighted Average Net Mortgage Rate                                                      8.55 %

Sec. 4.06(vii)Group 1 Weighted Average Term to Maturity                                                        311.00
Sec. 4.06(vii)Group 2 Weighted Average Term to Maturity                                                        342.00

Sec. 4.06(viii)Loans Delinquent
                                                 Group 1
                                                                                           Principal
                                                Category              Number                Balance               Percentage
                                                1 Month                        96             8,096,833.19                  6.73 %
                                                2 Month                        35             2,508,369.98                  2.08 %
                                                3 Month                        68             4,742,482.49                  3.94 %
                                                Total                     199                15,347,685.66                 12.75 %
                                                 Group 2
                                                                                           Principal
                                                Category              Number                Balance               Percentage
                                                1 Month                        34             4,839,892.63                  5.77 %
                                                2 Month                        16             2,521,643.16                  3.00 %
                                                3 Month                        18             2,901,932.40                  3.46 %
                                                 Total                         68            10,263,468.19                 12.23 %
                                                 Group Totals
                                                                                           Principal
                                                Category              Number                Balance               Percentage
                                                1 Month                       130            12,936,725.82                  6.33 %
                                                2 Month                        51             5,030,013.14                  2.46 %
                                                3 Month                        86             7,644,414.89                  3.74 %
                                                 Total                        267            25,611,153.85                 12.53 %

                                                Please Note: Delinquency Numbers Include Bankruptcies and Foreclosures

Sec. 4.06(viii)Loans in Foreclosures
                                                                     Loans in Foreclosure
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                          25            1,983,890.00                  1.65 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           7            1,237,979.57                  1.47 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                          32            3,221,869.57                  1.58 %

Sec. 4.06(viii)Loans in Bankruptcy
                                                                     Loans in Bankruptcy

                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                          15            1,121,606.53                  0.93 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           8            1,240,819.81                  1.48 %


                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                          23            2,362,426.34                  1.16 %


Sec. 4.06(ix)Loans in REO
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           2              113,904.93                  0.09 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           2              305,001.33                  0.36 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           4              418,906.26                  0.21 %

Sec. 4.06(xi) Principal Prepayments
Principal Prepayments Group 1                                                                         2,528,210.39
Principal Prepayments Group 2                                                                         3,364,274.62

Sec. 4.06(xii) Prepayment Penalties/Premiums                                                            124,668.29

Sec. 4.06(xiii) Realized Losses
Current Realized Losses Incurred in Group 1                                                                 113.96
Current Realized Losses Incurred in Group 2                                                                   0.00
Cumulative Realized Losses Incurred in Group 1                                                           45,661.58
Cumulative  Realized Losses Incurred in Group 2                                                               0.00

Sec. 4.06(xiv) Class M1 Unpaid Realized Loss Amount                                                           0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amount                                                          0.00

Sec. 4.06(xiv) Class M2 Unpaid Realized Loss Amount                                                           0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amount                                                          0.00

Sec. 4.06(xiv) Class B1 Unpaid Realized Loss Amount                                                           0.00
Sec. 4.06(xiv) Class B1 Applied Realized Loss Amount                                                          0.00

Sec. 4.06(xiv) Class B2 Unpaid Realized Loss Amount                                                           0.00
Sec. 4.06(xiv) Class B2 Applied Realized Loss Amount                                                          0.00

Sec. 4.06(xvii) Unpaid Interest
Class AF1 Unpaid Interest Shortfall                                                                           0.00
Class AF2 Unpaid Interest Shortfall                                                                           0.00
Class AF3 Unpaid Interest Shortfall                                                                           0.00
Class AV1 Unpaid Interest Shortfall                                                                           0.00
Class AV2 Unpaid Interest Shortfall                                                                           0.00
Class AIO Unpaid Interest Shortfall                                                                           0.00
Class M1 Unpaid Interest Shortfall                                                                            0.00
Class M2 Unpaid Interest Shortfall                                                                            0.00
Class B1  Unpaid Interest Shortfall                                                                           0.00
Class B2  Unpaid Interest Shortfall                                                                           0.00
Class N Unpaid Interest Shortfall                                                                             0.00

Current Period Relief Act Interest Shortfalls                                                             1,486.97

Class AF1 Interest Accrual Relief Act Reduction                                                              94.84
Class AF2 Interest Accrual Relief Act Reduction                                                             177.16
Class AF3 Interest Accrual Relief Act Reduction                                                             211.86
Class AV1 Interest Accrual Relief Act Reduction                                                             131.05
Class AV2 Interest Accrual Relief Act Reduction                                                              46.17
Class AIO Interest Accrual Relief Act Reduction                                                             444.54
Class M1  Interest Accrual Relief Act Reduction                                                             137.42
Class M2 Interest Accrual Relief Act Reduction                                                              121.87
Class B1  Interest Accrual Relief Act Reduction                                                              76.39
Class B2  Interest Accrual Relief Act Reduction                                                              45.66
Total Class Interest Accrual Relief Act Reduction                                                         1,486.97

Sec. 4.06(xviii) Net Prepayment Interest Shortfalls                                                           0.00
Class AF1  Prepayment Interest Shortfall Reduction                                                            0.00
Class AF2  Prepayment Interest Shortfall Reduction                                                            0.00
Class AF3  Prepayment Interest Shortfall Reduction                                                            0.00
Class AV1  Prepayment Interest Shortfall Reduction                                                            0.00
Class AV2  Prepayment Interest Shortfall Reduction                                                            0.00
Class AIO  Prepayment Interest Shortfall Reduction                                                            0.00
Class M1   Prepayment Interest Shortfall Reduction                                                            0.00
Class M2  Prepayment Interest Shortfall Reduction                                                             0.00
Class B1   Prepayment Interest Shortfall Reduction                                                            0.00
Class B2   Prepayment Interest Shortfall Reduction                                                            0.00

Sec. 4.06(xxi) Trustee Fee Paid                                                                           2,191.20

Sec. 4.06(xxii)Net Rate Carryover Amount - Class AF1                                                          0.00
Sec. 4.06(xxii)Unpaid Net Rate Carryover Amount - Class AF1                                                   0.00
Sec. 4.06(xxii)Net Rate Carryover Amount - Class AV1                                                          0.00
Sec. 4.06(xxii)Unpaid Net Rate Carryover Amount - Class AV1                                                   0.00
Sec. 4.06(xxii)Net Rate Carryover Amount - Class AV2                                                          0.00
Sec. 4.06(xxii)Unpaid Net Rate Carryover Amount - Class AV2                                                   0.00
Sec. 4.06(xxii)Net Rate Carryover Amount - Class B1                                                           0.00
Sec. 4.06(xxii)Unpaid Net Rate Carryover Amount - Class B1                                                    0.00
Sec. 4.06(xxii)Net Rate Carryover Amount - Class B2                                                           0.00
Sec. 4.06(xxii)Unpaid Net Rate Carryover Amount - Class B2                                                    0.00

Sec. 4.06(xiv) Has the Trigger Event Occured                                                                    NO

Sec. 4.06 Rolling 6 Month Prior Delinquency Percentage                                                    3.7458 %

Sec. 4.06 Cumulative Realized Losses as a Percentage of Original Collateral Balance                       0.0000 %

Sec. 4.06(xxv) Available Funds
Available Funds                                                                                       7,620,352.69
Interest Remittance Amount                                                                            1,537,778.10
Principal Remittance Amount                                                                           6,082,574.59

Sec 4.06 Repurchased Principal                                                                                0.00

Sec 4.06 Class X Distributable Amount                                                                         0.00
